UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
____________

FORM 8-K
____________

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  May 20 2014
____________

THERAVANCE, INC.
(Exact Name of Registrant as Specified in its Charter)
____________

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

901 Gateway Boulevard
South San Francisco, California 94080
(650) 808-6000
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 20, 2014, Theravance, Inc. announced that results from two Phase 3 studies of umeclidinium/vilanterol (UMEC/VI) in patients with chronic obstructive pulmonary disease have been published online in the Lancet Respiratory Medicine 2014:

Efficacy and safety of umeclidinium plus vilanterol versus tiotropium, vilanterol, or umeclidinium monotherapies over 24 weeks in patients with chronic obstructive pulmonary disease: results from two multicentre, blinded, randomised controlled trials
Dr Prof Marc Decramer MD, Prof Antonio Anzueto MD, Edward Kerwin MD, Thomas Kaelin DO, Nathalie Richard MSc, Glenn Crater MD, Maggie Tabberer MSc, Stephanie Harris BSc, Alison Church MD
The Lancet Respiratory Medicine - 15 May 2014
DOI: 10.1016/S2213-2600(14)70065-7

UMEC/VI is a combination of two bronchodilators, a long-acting beta2 agonist (LABA) and an anticholinergic in a single inhaler.  UMEC/VI has been developed under the 2002 LABA collaboration between Glaxo Group Limited and Theravance, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: May 20, 2014	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer